UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CEDAR FAIR, L.P.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

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	(4)	Date Filed:

One Cedar Point Drive

Sandusky, Ohio 44870-5259

September 13, 2011

Dear Fellow Unitholder:

A special meeting of unitholders (the “Special Meeting”) of Cedar Fair, L.P. (the “Company”) will be held on October 27, 2011 at 9:00 a.m. (Eastern Daylight Time) at Castaway Bay at 2001 Cleveland Road, Sandusky, Ohio 44870. The Special Meeting is being called by resolution of the board of directors (the “Board of Directors” or the “Board”) of Cedar Fair Management, Inc., the general partner of the Company (the “General Partner”).

The purpose of the Special Meeting is to consider two proposals relating to the right of unitholders to nominate directors for election to the Board of Directors. Both of the proposals are more fully addressed in the Company’s notice and proxy statement attached to this letter. We encourage you to read the Company’s materials carefully, and then vote the enclosed proxy card.

On June 2, 2011, at the request of two of our unitholders, Q Funding III, L.P. and Q4 Funding, L.P. (together with Geoffrey Raynor, “Q Investments”), the Company held a special meeting of unitholders (the “June Special Meeting”) to consider proposals that, if approved, would have given unitholders the right to nominate directors for election to the Board of Directors. The Board of Directors did not make a recommendation with respect to the proposals considered at the June Special Meeting. Although the proposals received strong support from unitholders at the June Special Meeting, only one of the proposals received requisite unitholder approval. Because the Regulations of the General Partner require that both of the proposals at the June Special Meeting must have received the requisite unitholder approval to be effective, neither of the proposals at the June Special Meeting were adopted by the Board of Directors.

Based on the results of the June Special Meeting, and based on additional feedback the Company has subsequently received from unitholders regarding the right to nominate directors for election to the Board of Directors, the Board has determined to convene another special meeting to re-consider the proposals relating to the right of unitholders to nominate directors for election to the Board of Directors. In addition, the Board of Directors has determined to recommend a vote FOR these proposals.

Given the governance structure of the General Partner and the Company, the regulations of the General Partner must be amended in order to give unitholders the right to nominate directors for election to the Board of Directors. Therefore, two related proposals are being proposed that, if approved, would give unitholders the right to nominate directors for election to the Board of Directors. Specifically, the two proposals, if approved, will (i) amend the regulations of the General Partner to permit the limited partnership agreement to include a provision giving unitholders the right to nominate directors for election to the Board of Directors (“Proposal 1”) and (ii) amend our limited partnership agreement to establish certain procedures and information requirements pursuant to which unitholders can nominate directors for election to the Board of Directors (“Proposal 2” and, together with Proposal 1, the “Proposals”). The Board of Directors recommends a vote FOR both Proposal 1 and Proposal 2.

Enclosed are a notice of matters to be voted on at the Special Meeting, our proxy statement and a proxy card. The attached proxy statement provides you with detailed information about the Special Meeting. We encourage you to read the entire proxy statement carefully. You may also obtain more information about the Company from documents we have filed with the Securities and Exchange Commission.

Your vote is important regardless of the number of units that you own. The Board of Directors urges you to sign, date and deliver the enclosed proxy, as promptly as possible, in the enclosed postage-paid reply envelope, or submit your proxy by telephone or the Internet. Instructions regarding Internet and telephone voting are included on the proxy card (or, if applicable, in your electronic delivery notice). If you have any questions or need assistance in voting your units, please contact our proxy solicitor, Morrow & Co., LLC, toll-free at (800) 206-5879.

I can assure you that your Board of Directors and management will continue to act in the best interest of all of the Company’s unitholders. Thank you in advance for your cooperation and continued support.

Sincerely,

CEDAR FAIR MANAGEMENT, INC.

Richard L. Kinzel

Chief Executive Officer

Neither the Securities and Exchange Commission nor any state securities regulatory agency has passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

The proxy statement is dated September 13, 2011 and is first being mailed to unitholders on or about September 14, 2011.

One Cedar Point Drive

Sandusky, Ohio 44870-5259

NOTICE OF SPECIAL MEETING OF LIMITED PARTNER UNITHOLDERS

TO BE HELD ON OCTOBER 27, 2011

This notice and the attached proxy statement are being furnished to the unitholders of Cedar Fair, L.P., a Delaware limited partnership (the “Company”), in connection with the upcoming special meeting of unitholders (the “Special Meeting”) and the related solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of Cedar Fair Management, Inc., the general partner of the Company (the “General Partner”), from holders of outstanding units of the Company for use at the Special Meeting and at any adjournment or postponement thereof. In this notice and the attached proxy statement, all references to “we,” “our” and “us” refer to the Company, except as otherwise provided.

The purpose of the Special Meeting is to consider the two proposals described in the attached proxy statement relating to the right of unitholders to nominate directors for election to the Board of Directors.

NOTICE IS HEREBY GIVEN that a Special Meeting of the Company will be held on October 27, 2011 at 9:00 a.m. (Eastern Daylight Time) at Castaway Bay at 2001 Cleveland Road, Sandusky, Ohio 44870. All unitholders of record on September 12, 2011 are invited to attend the Special Meeting. The Special Meeting is called for the following purposes:

1.

To consider and vote upon a proposal to amend the Regulations of the General Partner (the “Regulations”) to amend and restate Section 14 of the Regulations in order to provide that the Company’s Fifth Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement”) may include a provision giving unitholders the right to nominate directors for election to the Board of Directors, which amendment is more fully described in the attached proxy statement (“Proposal 1”).

The Board of Directors recommends a vote FOR Proposal 1.

2.

To consider and vote upon a proposal to amend the Partnership Agreement to add a new subsection at the end of Section 6.2 of the Partnership Agreement that would establish certain procedures and information requirements pursuant to which unitholders can exercise the right to nominate directors for election to the Board of Directors, which amendment is more fully described in the attached proxy statement (“Proposal 2” and, together with Proposal 1, the “Proposals”).

The Board of Directors recommends a vote FOR Proposal 2.

3.	To consider and vote upon such other business as may be properly presented at the meeting or any adjournment or adjournments thereof.

Only limited partners that held units as of the close of business on September 12, 2011, are entitled to notice of, and to vote at, the Special Meeting and at any adjournments or postponements of the Special Meeting.

With respect to Proposal 1, pursuant to the terms of the Regulations, Proposal 1 must be approved by the holders of eighty percent (80%) of the outstanding units of the Company entitled to vote. With respect to Proposal 2, pursuant to the terms of the Partnership Agreement, Proposal 2 must be approved by both the General

Partner and the holders of a majority of the outstanding units of the Company entitled to vote. However, because the Regulations must be amended in order to permit unitholders to have the right to nominate directors for election to the Board of Directors, the General Partner will only approve Proposal 2 if both Proposal 1 and Proposal 2 are approved by the respective requisite vote of unitholders. Unitholders should note that they will not have the right to nominate directors for election to the Board of Directors unless both Proposal 1 and Proposal 2 are approved by unitholders as set forth above.

Even if you plan to attend the Special Meeting in person, we request that you complete, sign, date and return the enclosed proxy or submit your proxy by telephone or the Internet prior to the Special Meeting to ensure that your units will be represented at the Special Meeting if you are unable to attend. If you fail to return your proxy card or fail to submit your proxy by telephone or the Internet, your units will not be counted for purposes of determining whether a quorum is present at the meeting and will have the same effect as a vote against Proposal 1 and Proposal 2. If you are a unitholder of record, voting in person at the meeting will revoke any proxy previously submitted. If your units are held in “street name,” which means your units are held of record by a broker, bank or other nominee you should follow the voting instructions provided by your broker, bank or other nominee.

Attendance at the Special Meeting is limited to unitholders. To gain admittance, you must present valid photo identification, such as a driver’s license or passport. If you hold units in “street name” (that is, through a broker, bank or other nominee) and would like to attend the Special Meeting, you will need to bring an account statement or other acceptable evidence of ownership of the units as of the close of business on September 12, 2011, the record date, and valid photo identification. If you are the representative of a corporate or institutional unitholder, you must present valid photo identification along with proof that you are the representative of such unitholder. In addition, if you would like to attend the Special Meeting and vote in person, in order to vote, you must contact the person in whose name your units are registered, obtain a proxy from that person and bring it to the Special Meeting. The use of cell phones, PDAs, pagers, recording and photographic equipment, camera phones and/or computers is not permitted in the meeting rooms at the Special Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR BOTH PROPOSAL 1 AND PROPOSAL 2.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF UNITS YOU OWN. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN, AS PROMPTLY AS POSSIBLE, THE ENCLOSED PROXY CARD IN THE ACCOMPANYING REPLY ENVELOPE, OR SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE BY NOTIFYING OUR SECRETARY IN WRITING OF THE REVOCATION, BY DELIVERY OF A LATER-DATED PROXY, BY USING THE TOLL-FREE TELEPHONE NUMBER OR INTERNET WEBSITE ADDRESS OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

If you have any questions about this proxy or require assistance in voting your units on the proxy card, or need additional copies of the Company’s proxy materials, please contact: Morrow & Co., LLC, at (203) 658-9400 or toll free at (800) 206-5879.

CEDAR FAIR MANAGEMENT, INC.

Richard L. Kinzel

Chief Executive Officer

Sandusky, Ohio

September 13, 2011

ABOUT THE SPECIAL MEETING

General

We are sending you this proxy statement as part of a solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of Cedar Fair Management, Inc. (the “General Partner”) for use at the upcoming special meeting of unitholders of Cedar Fair, L.P. (the “Company”) and at any adjournment or postponement thereof (the “Special Meeting”). We anticipate that this proxy statement and the accompanying proxy card will first be mailed to the unitholders of the Company on or about September 14, 2011.

Time and Place

The Special Meeting will be held at Castaway Bay at 2001 Cleveland Road, Sandusky, Ohio 44870, on October 27, 2011, at 9:00 a.m. (Eastern Daylight Time). All unitholders of record on September 12, 2011 are invited to attend the Special Meeting.

Matters to be Considered

At the Special Meeting, unitholders will be asked to consider and vote upon two proposals relating to the right of unitholders to nominate directors for election to the Board of Directors. At the Special Meeting, the limited partners will be asked:

1.

To consider and vote upon a proposal to amend the Regulations of the General Partner (the “Regulations”) to amend and restate Section 14 of the Regulations in order to provide that the Company’s Fifth Amended and Restated Agreement of Limited Partnership (“Partnership Agreement”) may include a provision giving unitholders the right to nominate directors for election to the Board of Directors, which amendment is more fully described in this proxy statement (“Proposal 1”).

The Board of Directors recommends a vote FOR Proposal 1.

2.

To consider and vote upon a proposal to amend the Partnership Agreement to add a new subsection at the end of Section 6.2 of the Partnership Agreement that would establish certain procedures and information requirements pursuant to which unitholders can exercise the right to nominate directors for election to the Board of Directors, which amendment is more fully described in this proxy statement (“Proposal 2” and, together with Proposal 1, the “Proposals”).

The Board of Directors recommends a vote FOR Proposal 2.

3.	To consider and vote upon such other business as may be properly presented at the meeting or any adjournment or adjournments thereof.

The primary purpose of your Board’s proxy solicitation is to seek your votes on Proposal 1 and Proposal 2. Your Board recommends a vote FOR both Proposal 1 and Proposal 2. The Board is not aware of any other matters to be presented other than those described in this proxy statement.

Important Notice Regarding Availability of Proxy Materials For the Unitholders Meeting to be held October 27, 2011

The proxy solicitation statement and our annual report on Form 10-K/A are available free of charge at www.cedarfair.com.

Record Date; Voting Right; Quorum; Vote Required

The Board of Directors has fixed the close of business on September 12, 2011, as the record date for unitholders entitled to notice of and to vote at the Special Meeting. Only holders of record of units on the record date are entitled to notice of the Special Meeting and to vote at the Special Meeting. Each holder of record of units of the Company as of the record date is entitled to cast one vote per unit on each of the Proposals.

The presence in person or by proxy of holders of a majority of the issued and outstanding units entitled to vote at the Special Meeting will constitute a quorum for the transaction of any business. In case a quorum is not present, the vote of the holders of a majority of the units present at the Special Meeting in person or represented by proxy may adjourn the Special Meeting (without notice other than an announcement at the time of the adjournment of the date, time and place of the adjourned meeting) to another date, but no other business may be transacted at the Special Meeting.

With respect to Proposal 1, pursuant to the terms of the Regulations, Proposal 1 must be approved by the holders of eighty percent (80%) of the outstanding units of the Company entitled to vote. With respect to Proposal 2, pursuant to the terms of the Partnership Agreement, Proposal 2 must be approved by both the General Partner and the holders of a majority of the outstanding units of the Company entitled to vote. However, because the Regulations must be amended in order to permit unitholders to have the right to nominate directors for election to the Board of Directors, the General Partner will only approve Proposal 2 if both Proposal 1 and Proposal 2 are approved by the respective requisite vote of unitholders. Unitholders should note that they will not have the right to nominate directors for election to the Board of Directors unless both Proposal 1 and Proposal 2 are approved by unitholders as set forth above.

Abstentions will be counted for purposes of establishing a quorum at the Special Meeting, will be counted as votes cast and will have the effect of a vote against each of Proposal 1 and Proposal 2. If you hold units directly in your name and do not vote, your units will not be counted for purposes of establishing a quorum and will have the same effect as a vote against each of Proposal 1 and Proposal 2. If you hold units in “street name” (that is, through a broker, bank or other nominee) and you do not provide voting instructions to your broker, your units will be counted for purposes of establishing a quorum if your broker exercises its discretionary authority to vote your units with regard to Proposal 1 and Proposal 2.

As of September 12, 2011, there were approximately 55,345,858 units outstanding and entitled to vote at the Special Meeting, held by approximately 7,200 holders of record. As of September 12, 2011, the Board of Directors and executive officers of the General Partner and their affiliates beneficially owned 1,754,803 units (which includes 177,550 vested options), or approximately 3.2% of the total units outstanding on that date. See “Security Ownership of Certain Beneficial Owners and Management.”

Attendance and Voting Process

Only unitholders of record or their duly authorized proxies have the right to attend the Special Meeting. To gain admittance, you must present valid photo identification, such as a driver’s license or passport. If you hold units in “street name” (that is, through a broker, bank or other nominee) please bring to the Special Meeting an account statement or other acceptable evidence of ownership of the units as of the close of business on September 12, 2011, the record date, and valid photo identification. If you are the representative of a corporate or institutional unitholder, you must present valid photo identification along with proof that you are the representative of such unitholder. Please note that cell phones, PDAs, pagers, recording and photographic equipment, camera phones and/or computers will not be permitted at the Special Meeting.

You may vote in person at the Special Meeting or through a proxy. However, even if you plan to attend the Special Meeting in person, the Board urges you to submit your vote as soon as possible by mail, telephone or the Internet. The telephone and Internet voting procedures are designed to authenticate votes cast by use of a personal identification number. These procedures allow unitholders to appoint a proxy to vote their units and to confirm that their instructions have been properly recorded. Instructions for voting by telephone and over the Internet are included on the proxy card. All of the Company’s units represented by proxies properly received prior to or at the Special Meeting and not revoked will be voted in accordance with the instructions indicated in the proxies.

If you hold units indirectly in a stock brokerage account, bank or other nominee you are considered to be the beneficial owner of units held in “street name” and these proxy materials are being forwarded to you by your broker, bank or other nominee. If your units are held in “street name,” you will receive instructions from your broker, bank or other nominee that you must follow in order to have your units voted. Your broker may have procedures that will permit you to vote by telephone or electronically through the Internet. As the beneficial owner of the units, you have the right to give voting instructions to the broker holding the units. If the beneficial owner does not provide voting instructions then, under the rules of the New York Stock Exchange, the broker who holds units in “street name” has the discretionary authority to vote on “routine” proposals. However, brokers are precluded from exercising discretionary authority to vote with respect to “non-routine” proposals. If the agenda items at a particular meeting consist of both “routine” proposals and “non-routine” proposals brokers will exercise discretionary authority to vote with respect to “routine” proposals and will be precluded from exercising discretionary authority to vote with respect to “non-routine” proposals, referred to generally as “broker non-votes.” Proposal 1 and Proposal 2 are considered “routine” under the rules and interpretations of the New York Stock Exchange. As a result, absent specific voting instructions from the beneficial owner of units, brokers are empowered to vote units with respect to Proposal 1 and Proposal 2 and, therefore, may submit a proxy card to the Company on your behalf.

Any proxy given on the accompanying form through the Internet or telephone may be revoked by the person giving it at any time before it is voted. Proxies may be revoked, or the votes reflected in the proxy changed, by delivering to the Corporate Secretary a written notice of revocation at One Cedar Point Drive, Sandusky, Ohio 44870, by submitting a properly executed later-dated proxy to our Corporate Secretary at One Cedar Point Drive, Sandusky, Ohio 44870, before the vote is taken at the Special Meeting or attending the Special Meeting and voting in person. If your units are voted through your broker, bank or other nominee, you must follow directions received from your broker, bank or other nominee to change your voting instructions.

Solicitation of Proxies

This proxy solicitation by the Company is being made and paid for by the Company on behalf of the Board of Directors. In addition, we have retained Morrow & Co., LLC to assist in the solicitation. We will pay Morrow & Co., LLC a fee of approximately $25,000 as compensation for its services plus reimbursement for its related out-of-pocket expenses. Our directors, officers and employees may also solicit proxies by personal interview, mail, e-mail, telephone or facsimile. These persons will not be paid additional remuneration for their efforts. We will also request brokers, banks and other nominees to forward proxy solicitation materials to the beneficial owners of the Company’s units that the brokers, banks or other nominees hold of record. Upon request, we will reimburse them for their reasonable out-of-pocket expenses.

Questions and Additional Information

If you have more questions about the proposals or if you would like additional copies of this document you should call or write:

Morrow & Co., LLC

470 West Avenue

Stamford, CT 06902

Please call: (203) 658-9400 or

Call toll free at: (800) 206-5879

QUESTIONS AND ANSWERS ABOUT THIS PROXY SOLICITATION

The following questions and answers are intended to address briefly some commonly asked questions regarding this proxy solicitation and the special meeting. These questions may not address all questions that may be important to you as a unitholder. Please refer to the more detailed information contained elsewhere in this proxy statement, which you should read carefully.

Q: Who is making this solicitation?

A: Your Board of Directors.

Q: When and where is the Special Meeting?

A: The special meeting of unitholders (the “Special Meeting”) will be held on October 27, 2011 at 9:00 a.m. (Eastern Daylight Time) at Castaway Bay at 2001 Cleveland Road, Sandusky, Ohio 44870.

Q: Who is entitled to vote at the Special Meeting?

A: The Board has set September 12, 2011 as the Record Date for the determination of unitholders who are entitled to notice of and to attend and to vote at the Special Meeting. Only the unitholders of record of the Company as of the close of business on the Record Date, are entitled to notice of, and to attend and to vote at the Special Meeting. The Company will be soliciting proxies from unitholders of record as of the close of business on the Record Date and only such unitholders may execute, withhold or revoke proxies with respect to the matters to be voted upon at the Special Meeting. On the Record Date, there were approximately 55,345,858 units outstanding and entitled to vote at the Special Meeting.

Q: What is the Company asking you to do?

A: You are being asked to vote with respect to the Proposals described in this proxy statement.

1.

Proposal 1: With respect to the proposal to amend the Regulations to amend and restate Section 14 of the Regulations in order to provide that the Partnership Agreement may include a provision giving unitholders the right to nominate directors for election to the Board of Directors, which amendment is more fully described in this proxy statement, the Board of Directors recommends a vote FOR such proposal.

2.

Proposal 2: With respect to the proposal to amend the Partnership Agreement to add a new subsection at the end of Section 6.2 of the Partnership Agreement that would establish certain procedures and information requirements pursuant to which unitholders can exercise the right to nominate directors for election to the Board of Directors, which amendment is more fully described in this proxy statement, the Board of Directors recommends a vote FOR such proposal.

Q: Why does the Board of Directors recommend a vote FOR both Proposal 1 and Proposal 2?

A: On June 2, 2011, at the request of two of our unitholders, Q Funding III, L.P. and Q4 Funding, L.P. (together with Geoffrey Raynor, “Q Investments”), the Company held a special meeting of unitholders (the “June Special Meeting”) to consider proposals that, if approved, would have given unitholders the right to nominate directors for election to the Board of Directors. The Board of Directors did not make a recommendation with respect to the proposals at the June Special Meeting. Although the proposals received strong support from unitholders at the June Special Meeting, only one of the proposals received requisite unitholder approval. Because the Regulations of the General Partner require that both of the proposals at the June Special Meeting must have received the requisite unitholder approval to be effective, neither of the proposals at the June Special Meeting were adopted by the Board of Directors.

Based on the results of the June Special Meeting, and based on additional feedback the Company has subsequently received from unitholders regarding the right to nominate directors for election to the Board of Directors, the Board understands that unitholders desire to have the right to nominate directors for election to the Board of Directors. Therefore, the Board has determined to convene another special meeting to re-consider the proposals and has determined to recommend a vote FOR both Proposal 1 and Proposal 2.

Q: What are the procedural and informational requirements set forth in Proposal 2 with respect to the right to nominate a candidate for director?

A: The amendments to the Partnership Agreement contemplated by Proposal 2 contain certain procedural and information requirements that prescribe and clarify the procedures that a unitholder must follow and information required to be submitted in order to nominate a candidate for director.

Procedural requirements. Pursuant to the procedural requirements contained in Proposal 2, in order for a director nomination notice to be timely, a unitholder’s notice must be delivered to or received by the Company not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting of unitholders. However, if the annual meeting is advanced more than 30 days prior to the anniversary or delayed more than 60 days after such anniversary, then to be timely such notice must be received by the Company no later than the later of 70 days prior to the date of the annual meeting or the 10th day following the day on which public announcement of the date of the annual meeting was made. In order for a unitholder’s notice to be proper, such notice must include all the necessary information prescribed in the Partnership Agreement. In addition, the Company and General Partner are not required to include in its proxy materials any person nominated by a unitholder.

Informational requirements. Pursuant to the informational requirements contained in Proposal 2, the nominating person and the unitholder-nominated director candidate must provide to the Company certain relevant background, biographical, security ownership and other information. The informational requirements include information about the unitholder-nominated director candidate and the nominating person that is generally equivalent to what the Company would need to include in its proxy statement for the Board’s nominees.

Q: If Proposal 1 and Proposal 2 are approved by the respective requisite vote of unitholders, when will I have the right to nominate directors for election to the Board of Directors?

A: If both Proposal 1 and Proposal 2 are approved, you will be able to nominate directors for election to the Board of Directors at the 2012 annual meeting of unitholders, in accordance with the procedural and informational requirements set forth in Proposal 2.

Q: What should I do to vote my units?

A: If you are a unitholder of record, you may vote your units in person at the Special Meeting, vote by proxy using the enclosed proxy card, vote by proxy by telephone or vote by proxy through the Internet. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Special Meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the Special Meeting and vote using the ballot provided at the Special Meeting.

•

To vote by telephone or by Internet, please use the easy-to-follow instructions on your proxy card. We provide Internet proxy voting to allow you to vote your units online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

•

To vote using the enclosed proxy card, simply mark the enclosed proxy card. Then, sign, date and return the enclosed proxy card today in the envelope provided. It is important that you date the proxy card when you sign it. If you return your signed proxy card to us before the Special Meeting, we will vote your units as you direct. If you return your signed proxy card but do not specify how you wish to vote on the Proposals, your units will be counted as a vote FOR both Proposal 1 and Proposal 2. The Board recommends a vote FOR both Proposal 1 and Proposal 2.

If you are a beneficial owner of units registered in the name of your broker, bank or other nominee, you should have received a proxy card and voting instructions with these proxy materials from that organization. Simply sign, date and return the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker, bank or other nominee. To vote in person at the Special Meeting, you must obtain a valid legal proxy from your broker, bank or other nominee. Follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker, bank or other nominee to request a proxy form.

Q: What is the effect of submitting my proxy using the enclosed proxy card?

A: By marking the “FOR” box next to Proposal 1 and/or Proposal 2 on the enclosed proxy card and signing, dating and mailing the card in the postage-paid envelope provided, you will be voting for Proposal 1 and/or Proposal 2, as the case may be, and by marking the “AGAINST” box next to Proposal 1 and/or Proposal 2 on the enclosed proxy card and signing, dating and mailing the card in the postage-paid envelope provided, you will be voting against Proposal 1 and/or Proposal 2, as the case may be. You can also vote for or against Proposal 1 and Proposal 2 by telephone or through the Internet.

Q: What if I return a proxy card or otherwise vote but do not make specific choices?

A: If you return your signed proxy card or otherwise vote by returning a proxy card without marking voting selections, your units will be counted as a vote FOR both Proposal 1 and Proposal 2.

Q: If I have already delivered a proxy card to the Company, is it too late for me to change my vote?

A: No. Until the vote is taken at the Special Meeting, any proxy you may have delivered may be revoked. You have the right to revoke your proxy by notifying our secretary in writing of the revocation or by voting for or against Proposal 1 and Proposal 2 by telephone, by Internet or by signing, dating and returning a later-dated proxy card. Even if you have delivered a proxy card but do not revoke your proxy prior to the deadline, you may still attend the Special Meeting and vote your units for or against Proposal 1 and Proposal 2.

Q: How many votes are needed to approve each proposal?

A: Proposal 1 (the Board proposal to amend the Regulations) must receive “FOR” votes, either in person or by proxy at the Special Meeting, from the holders of eighty percent (80%) of the outstanding units of the Company entitled to vote (as required by the Regulations). If you hold units directly in your name and you do not vote or “ABSTAIN” from voting, it will have the same effect as an “AGAINST” vote. If you hold units in “street name” and you do not provide voting instructions to your broker, your broker will have discretionary authority to vote your units with regard to Proposal 1.

Proposal 2 (the Board proposal to amend the Partnership Agreement) must receive “FOR” votes, either in person or by proxy at the Special Meeting, from the holders of a majority of all of the Company’s outstanding units entitled to vote. If you hold units directly in your name and you do not vote or “ABSTAIN” from voting, it will have the same effect as an “AGAINST” vote. If you hold units in “street name” and you do not provide voting instructions to your broker, your broker will have discretionary authority to vote your units with regard to

Proposal 2. However, as more fully described in this proxy statement, the General Partner will only approve Proposal 2 if both Proposal 1 and Proposal 2 are approved by the respective requisite vote of unitholders. Unitholders should note that they will not have the right to nominate directors for election to the Board of Directors unless both Proposal 1 and Proposal 2 are approved.

Q: How many votes do I have?

A: On each matter to be voted upon, you have one vote for each unit you own as of the Record Date.

Q: What is the quorum requirement?

A: A quorum of unitholders is necessary to hold a valid meeting. A quorum will be present if unitholders holding at least a majority of all of the Company’s outstanding units entitled to vote are present at the Special Meeting in person or represented by proxy. On the Record Date, there were approximately 55,345,858 units outstanding and entitled to vote at the Special Meeting. Thus, the holders of 27,672,930 units must be present in person or represented by proxy at the Special Meeting to have a quorum. Your units will be counted towards the quorum only if you submit a valid legal proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting. Abstentions will be counted towards the quorum requirement. In case a quorum is not present, the vote of the holders of a majority of the units present at the Special Meeting in person or represented by proxy may adjourn the Special Meeting (without notice other than an announcement at the time of the adjournment of the date, time and place of the adjourned meeting) to another date, but no other business may be transacted at the Special Meeting.

Q: What are “broker non-votes”?

A: Generally, if units are held by a broker the beneficial owner of the units is entitled to give voting instructions to the broker holding the units. If the beneficial owner does not provide voting instructions then, under the rules of the New York Stock Exchange, the broker who holds units has the discretionary authority to vote on “routine” proposals. However, brokers are precluded from exercising discretionary authority to vote with respect to “non-routine” proposals. If the agenda items at a particular meeting consist of both “routine” proposals and “non-routine” proposals brokers will exercise discretionary authority to vote with respect to “routine” proposals and will be precluded from exercising discretionary authority to vote with respect to “non-routine” proposals, referred to generally as “broker non-votes.” All of the items on the agenda at the Special Meeting are considered “routine” under the rules and interpretations of the New York Stock Exchange. As a result, absent specific voting instructions from the beneficial owner of units, brokers are empowered to vote units with respect to Proposal 1 and Proposal 2 and, therefore, may submit a proxy card to the Company on your behalf.

Q: What if any matter beyond those in this proxy statement is properly brought before the Special Meeting?

A: The Board knows of no other matters that will be presented for consideration at the Special Meeting. If you return the proxy card you will confer discretionary authority to the Company’s designees on all other matters that may properly come before the Special Meeting for a vote and that were unknown to the Company a reasonable time before the solicitation.

Q: How can I find out the results of the voting at the Special Meeting?

A: The Company will tabulate and announce the preliminary voting results at the Special Meeting. Final voting results will be tabulated by the Company and will be published in a Current Report on Form 8-K as soon as practicable after the tabulation. We expect to file the Current Report on Form 8-K with the Securities and Exchange Commission within four business days of the Special Meeting.

Q: Who is paying for this proxy solicitation?

A: The Company will pay for the cost of this proxy solicitation. In addition to these proxy materials, the Board of Directors, employees of the General Partner and Morrow & Co., LLC (“Morrow”) may also solicit proxies in person or by telephone. The Board of Directors and employees of the General Partner will not be paid any additional compensation for soliciting proxies, but Morrow will be paid approximately $25,000 as compensation for its services plus reimbursement for its related out-of-pocket expenses. We will also reimburse brokers, banks and other nominees for the cost of forwarding proxy materials to beneficial owners.

Q: Whom should I call if I have questions about the solicitation?

A: Unitholders should call:

Morrow & Co., LLC

470 West Avenue

Stamford, CT 06902

Please call: (203) 658-9400 or

Call toll free at: (800) 206-5879

PARTICIPANTS IN THE PROXY SOLICITATION

The Company has sent you this proxy and will pay the cost of soliciting the proxies from unitholders on behalf of the Company. In addition to solicitation by mail, arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send the proxy materials to beneficial owners of the units, and the Company, upon request, will reimburse the brokerage houses and custodians for their reasonable expenses in so doing on the Company’s behalf. The Company has retained Morrow & Co., LLC to aid in the solicitation of proxies and to verify certain records related to the solicitation. Morrow & Co., LLC will receive a fee of approximately $25,000 as compensation for its services plus reimbursement for its related out-of-pocket expenses. The Company’s and the General Partner’s directors, officers and employees may also solicit proxies by personal interview, mail, e-mail, telephone and facsimile. These persons will receive no additional compensation for their assistance in soliciting proxies.

BACKGROUND OF THE PROXY SOLICITATION

The following describes certain events and legal proceedings involving the General Partner, the Company and/or Q Investments related to the right of unitholders to nominate directors for election to the Board of Directors:

On April 28, 2010, following previous conversations with the Company about the future of the Company, including the composition of the Board, Q Investments sent a letter to the Company stating that Q Investments had engaged an executive search firm to identify two independent and qualified candidates to serve on the Board and that Q Investments was prepared to nominate and solicit proxies in support of such candidates at the Company’s 2010 annual meeting.

On April 29, 2010, Q Investments commenced an action in the Delaware Court of Chancery against the General Partner and the Company (the “April 2010 Action”) related to the right of unitholders to nominate directors for election to the Board of Directors. The complaint, captioned Q Funding III, L.P. and Q4 Funding, L.P. vs. Cedar Fair Management, Inc. and Cedar Fair, L.P., C.A. No. 5444-VCS, alleged, among other things, that the General Partner breached the terms of the Partnership Agreement by taking the position that unitholders do not have the right to nominate candidates, or to solicit proxies in support of new candidates, for election to the Board of Directors. Q Investments sought, among other things, (i) a declaratory judgment that under the terms of the Partnership Agreement, all unitholders, including Q Investments, have the right to nominate and solicit proxies in support of candidates for election as directors to the Board of Directors, and (ii) injunctive relief precluding the Company or its representatives from taking any action to interfere with unitholders’ rights to nominate and solicit proxies in support of candidates for election as directors to the Board of Directors at our 2010 annual meeting of unitholders and our subsequent annual meetings of unitholders.

On May 4, 2010, the Company and Q Investments agreed to a settlement pursuant to which the General Partner agreed to, among other things: (i) increase the size of the Board of Directors from seven to nine directors immediately following our 2010 annual meeting of unitholders; (ii) appoint two independent nominees to fill the newly created vacancies, with the assistance of an executive search firm and input from Q Investments; and (iii) hold our 2011 annual meeting of unitholders no later than June 30, 2011. On May 5, 2010, Q Investments voluntarily dismissed the April 2010 Action without prejudice.

On October 14, 2010, Q Investments commenced another action in the Delaware Court of Chancery against the General Partner and the Company that was virtually identical to the April 2010 Action. The complaint, captioned Q Funding III, L.P. and Q4 Funding, L.P. vs. Cedar Fair Management, Inc. and Cedar Fair, L.P., C.A. No. 5904-VCS, (the “Nomination Rights Action”), sought, among other things, a declaratory judgment and injunctive relief on the issue of unitholder nomination rights in advance of our 2011 annual meeting of unitholders. The Company filed an answer denying the allegations as set forth in the complaint and the Company and Q Investments thereafter engaged in discovery. An evidentiary hearing was scheduled for April 21, 2011, but has since been postponed.

On May 6, 2011, Q Investments filed an Amended And Supplemented Complaint in the Nomination Rights Action which seeks, among other things, a declaratory judgment on the issue of unitholder nomination rights.

On June 2, 2011, at the request of Q Investments, the Company held the June Special Meeting to consider proposals that, if approved, would have given unitholders the right to nominate directors for election to the Board of Directors. The Board of Directors did not make a recommendation with respect to the proposals considered at the June Special Meeting. Although the proposal to amend the Limited Partnership Agreement to establish certain procedures and information requirements for unitholders to nominate directors received approval by the required number of votes at the June Special Meeting, the proposal to amend the Regulations of the General Partner to give unitholders the right to nominate directors for election to the Board of Directors, did not receive approval by the required number of votes at the June Special Meeting. Based on those results, and because the Regulations of the General Partner require that both of the June Special Meeting proposals must have received the requisite unitholder approval to be effective, neither of the proposals at the June Special Meeting were adopted by the Board of Directors.

During July 2011 and August 2011, the Board of Directors discussed the results of the June Special Meeting and whether any actions should be taken with respect to the right of unitholders to nominate directors for election to the Board of Directors. As part of its consideration, the Board of Directors determined to solicit additional feedback from unitholders regarding the right to nominate directors for election to the Board of Directors and directed management to solicit such feedback from the Company’s unitholders.

On August 25, 2011, at a meeting of the Board of Directors, the Board of Directors discussed, among other things, the right of unitholders to nominate directors for election to the Board of Directors. Based upon the results of the June Special Meeting and the additional feedback received by management from unitholders on this issue, the Board of Directors determined to convene another special meeting to re-consider the nomination proposals and determined to recommend a vote FOR both Proposal 1 and Proposal 2.

On August 29, 2011, the Company issued a press release announcing its intention to call the Special Meeting to be held on October 27, 2011, and filed a preliminary proxy statement with the Securities and Exchange Commission with respect to the Special Meeting.

PROPOSAL 1 AND PROPOSAL 2 – THE PROPOSALS

Proposal 1

The following proposal will be voted upon at the Special Meeting:

To amend and restate Section 14 of the Regulations as follows:

“Section 14. Nominations and Election of Directors.

Nominations of persons for election as directors of Cedar Fair Management, Inc. may be made at a meeting of the Limited Partners by any nominating committee, any person appointed by the directors or, if and to the extent expressly provided in the Partnership Agreement, any Limited Partner. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the provisions of this Section 14, and if he should so determine, the defective nomination shall be disregarded. The directors will be elected by the vote of the Limited Partners as set forth in Section 11.” (emphasis added)

Proposal 2

The following proposal will be voted upon at the Special Meeting:

To amend the Partnership Agreement by the addition of a new subsection at the end of Section 6.2 thereof that would read as follows:

“(d) Nomination of Directors by Limited Partners at Annual Meetings

(i) Nominations. Any Limited Partner may nominate one or more persons for election or reelection to the Board at an annual meeting of Limited Partners in accordance with this Section 6.2(d).

(ii) Eligibility of Limited Partner Nominations. The requirements set forth herein shall be the exclusive means for a Limited Partner to make any nomination of a person or persons for election to the Board. No person nominated by a Limited Partner shall be eligible to serve as a director of the General Partner unless nominated at an annual meeting of Limited Partners in accordance with the procedures set forth herein. Notwithstanding the foregoing, a Limited Partner shall also comply with all applicable requirements of the Securities Exchange Act of 1934, and the rules and regulations thereunder with respect to any such nominations; provided, however, that any references in this Agreement to the Securities Exchange Act of 1934 or the rules promulgated thereunder are not intended to and shall not limit the requirements applicable to nominations pursuant to this Section 6.2(d). The Chairman of the General Partner shall have the sole power to determine whether or not a nomination was made in accordance with the procedures set forth herein. Neither the Partnership nor the General Partner shall be required to recommend for election as a director or include in the Partnership’s proxy statement any person or persons nominated by a Limited Partner in accordance with the procedures set forth herein.

(iii) Timeliness of Notice.

(a) Nominations of persons for election to the Board at the Partnership’s annual meeting of Limited Partners may be made by any Limited Partner who is a Limited Partner of record at the time of giving of notice provided for herein, who shall be entitled to vote for the election of directors at the Partnership’s annual meeting of Limited Partners, who is a Limited Partner at the time of the applicable annual meeting of Limited Partners and who complies with the notice procedures set forth herein. Such nominations by Limited Partners shall be made pursuant to timely notice in writing to the secretary of the Partnership. To be timely, a Limited Partner’s notice shall be delivered to or mailed and received at the principal executive offices of the Partnership not less than sixty (60) days nor more than ninety (90) days prior to the first anniversary of the preceding year’s annual meeting of Limited Partners; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to such anniversary date or delayed more than sixty (60) days after such anniversary date then to be timely such notice must be received by the Partnership no later than the later of seventy (70) days prior to the date of the meeting or the tenth (10th) day following the day on which public announcement of the date of the meeting was made. In no event shall any adjournment or postponement of an annual meeting of Limited Partners, or the public announcement thereof, commence a new time period for the giving of a Limited Partner’s notice as described above.

(b) In addition, to be timely, a Limited Partner’s notice shall further be updated and supplemented, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the annual meeting of Limited Partners and as of the date that is ten (10) days prior to such meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to or mailed and received by the secretary of the Partnership at the principal executive offices of the Partnership not later than five (5) days after the record date for the meeting in the case of the update and supplement required to be made as of the record date, and not later than eight (8) days prior to the date for such meeting, any adjournment or postponement thereof in the case of the update and supplement required to be made as of ten (10) days prior to the meeting or any adjournment or postponement thereof.

(iv) Information Required in Notice. In order to be effective, a Limited Partner’s notice to the secretary of the Partnership shall set forth:

a. As to each person whom the Limited Partner proposes to nominate for election or reelection as a director:

•	the name, age, business address and residence of such nominee;

•	the principal occupation or employment of such nominee;

•	the class and approximate number of units of the Partnership which are beneficially owned by such nominee on the date of such Limited Partner’s notice;

•

a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such Limited Partner and any Limited Partner Associated Person (as defined below), on the one hand, and such nominee, and his or her respective affiliates and associates, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the Limited Partner making the nomination, or any Limited Partner Associated Person, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant; and

•

all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in a contested election, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including, without limitation, such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected).

b. As to the Limited Partner giving the notice:

•

a representation that the Limited Partner (a) is a holder of record of units of the Partnership entitled to vote at such meeting, including the class and number of units of such unit that are owned beneficially and of record by such Limited Partner, and (b) intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

•	the name and address, as they appear on the Partnership’s books, of such Limited Partner and any Limited Partner Associated Person known by such Limited Partner to be supporting such nominee(s);

•

any derivative positions with respect to securities of the Partnership (including, without limitation, any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion right or a settlement payment or mechanism at a price related to any class of units of the Partnership or with a value derived in whole or in part from the value of any class of units of the Partnership) held or beneficially held by the Limited Partner and any Limited Partner Associated Person and whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding has been made, the effect or intent of which is to increase or decrease the voting power and/or economic benefit and risks of, such Limited Partner or any Limited Partner Associated Person with respect to the Partnership’s units;

•

any proxy, contract, arrangement, understanding, or relationship pursuant to which such Limited Partner or any Limited Partner Associated Person has a right to vote any class of units of the Partnership;

•

an affirmative statement of such Limited Partner’s intent to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of the Partnership’s voting units to elect such nominee or nominees or a statement that the Limited Partner does not intend to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of the Partnership’s voting units to elect such nominee or nominees; and

•

all other information relating to such Limited Partner and any Limited Partner Associated Person that is required to be disclosed in solicitations of proxies for election of directors in a contested election, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934.

(v) Additional Information. The General Partner may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the General Partner or that could be material to a reasonable Limited Partner’s understanding of the independence, or lack thereof, of such nominee.

(vi) Definitions. “Limited Partner Associated Person” of any Limited Partner means (a) any person controlling, directly or indirectly, or acting in concert with, such Limited Partner, (b) any beneficial owner of limited partnership units of the Partnership owned of record or beneficially by such Limited Partner and (c) any person controlling, controlled by or under common control with such “Limited Partner Associated Person.”

Statement of the Board of Directors Regarding Proposal 1 and Proposal 2

Based on the results of the June Special Meeting, and based on additional feedback the Company has subsequently received from unitholders regarding the right to nominate directors for election to the Board of Directors, the Board understands that unitholders desire to have the right to nominate directors for election to the Board of Directors. Therefore, the Board has determined to convene the Special Meeting to re-consider the proposals and has determined to recommend a vote FOR both Proposal 1 and Proposal 2.

Given the governance structure of the General Partner and the Company, the Regulations must be amended in order to give unitholders the right to nominate directors for election to the Board of Directors. Therefore, two related proposals are being proposed that, if approved, would give unitholders the right to nominate directors for election to the Board of Directors. Specifically, if approved, (i) Proposal 1 will amend the Regulations to permit the Partnership Agreement to include a provision giving unitholders the right to nominate directors for election to the Board of Directors and (ii) Proposal 2 will amend our Partnership Agreement to establish certain procedures and information requirements pursuant to which unitholders can nominate directors for election to the Board of Directors.

Proposal 2, if approved, would establish in the Partnership Agreement certain procedures and information requirements pursuant to which unitholders can exercise the right to nominate directors for election to the Board of Directors. For example, Proposal 2 establishes a notice period prior to each annual meeting of unitholders during which a unitholder must inform the Company of his or her intent to nominate one or more directors for election to the Board of Directors and requires a unitholder who would like to nominate one or more directors for election to the Board of Directors to provide certain information about such unitholder and such nominee or nominees. These procedures and information requirements would require the unitholders to exercise the right to nominate directors for election to the Board of Directors in an orderly, organized and uniform manner. Specifically, these procedures and information requirements (i) allow our Board to determine that a unitholder-nominated director candidate is qualified to be elected, (ii) allow our Board to evaluate and make informed recommendations with respect to such candidate, (iii) ensure that the nominating person is actually a unitholder of the Company and (iv) ensure that unitholders are able to make a fully informed decision with respect to such candidate.

The Board of Directors recommends a vote FOR Proposal 1 and Proposal 2. Unitholders should note that they will not have the right to nominate directors for election to the Board of Directors unless both Proposal 1 and Proposal 2 are approved by unitholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number of the Company’s units beneficially owned by each of the Company’s directors, named executive officers, all current directors and executive officers as a group, and by each person known by the Company to own 5% or more of its units as of September 12, 2011. The mailing address of each director and executive officer shown in the table below is c/o One Cedar Point Drive, Sandusky, Ohio 44870-5259.

Directors and Executive Officers

	Amount and Nature of Beneficial Ownership
	Beneficial Ownership		Investment Power		Voting Power		Percentage of Units(1)
Name of Beneficial Owner			Sole	Shared	Sole	Shared
Richard L. Kinzel (Chief Executive Officer and Director)	1,536,381	(2)	1,486,761	49,620	1,486,761	49,620	2.8%
Matthew Ouimet (President and Director)	5,000	(3)	5,000	-	5,000	-	*
Peter J. Crage (Former Executive Vice President and Chief Financial Officer)	-		-	-	-	-	*
H. Philip Bender (Executive Vice President)	45,538	(4)	45,538	-	45,538	-	*
Richard A. Zimmerman (Executive Vice President)	20,000		20,000	-	20,000	-	*
David R. Hoffman (Vice President of Finance and Corporate Tax)	1,000		1,000	-	1,000	-	*
Brian C. Witherow (Vice President and Corporate Controller)	11,034	(5)	9,715	1,319	9,715	1,319	*
Robert Decker (Corporate Vice President of Planning & Design)	19,762	(6)	19,762	-	19,762	-	*
C. Thomas Harvie (Chairman)	17,680		17,680	-	17,680	-	*
Eric L. Affeldt (Director)	20,000		20,000	-	20,000	-	*
Gina D. France (Director)	1,350		1,350	-	1,350	-	*
Michael D. Kwiatkowski (Director)	9,790		9,790	-	9,790	-	*
John M. Scott, III (Director)	6,500		6,500	-	6,500	-	*
Steven H. Tishman (Director)	42,487		42,487	-	42,487	-	*
All Directors and executive officers as a group (17 individuals) (7)	1,754,803		1,703,864	50,939	1,703,864	50,939	3.2%

*	Less than one percent of outstanding units.

(1)

Each beneficial owner’s ownership percentage has been calculated assuming full exercise of outstanding options to purchase units, if any, exercisable by such owner within 60 days after September 12, 2011, but no exercise of outstanding options covering units held by any other person. The ownership percentage of the Directors and executive officers as a group has been calculated assuming full exercise of outstanding options that the Directors and executive officers as a group have the right to exercise within 60 days after September 12, 2011, but no exercise of outstanding options covering units held by anyone outside that group.

(2)

Consists of 1,536,381 units as to which Mr. Kinzel has sole voting and investment power (which includes 1,336,761 units beneficially owned as of September 12, 2011 and 150,000 units that Mr. Kinzel has the right to acquire within 60 days of September 12, 2011 through the exercise of options); and 49,620 units for which he has shared voting and investment power.

(3)	Does not include 54,201 unit awards that will not vest within 60 days from September 12, 2011.

(4)

Consists of 35,538 units beneficially owned by Mr. Bender as of September 12, 2011 and 10,000 units that he has the right to acquire within 60 days after September 12, 2011 through the exercise of options, as to all of which Mr. Bender has sole voting and investment power.

(5)

Consists of 11,034 units as to which Mr. Witherow has sole voting and investment power (which includes 6,915 units beneficially owned as of September 12, 2011 and 2,800 units that Mr. Witherow has the right to acquire within 60 days of September 12, 2011 through the exercise of options); and 1,319 units for which he has shared voting and investment power.

(6)

Consists of 8,762 units beneficially owned by Mr. Decker as of September 12, 2011 and 11,000 units that he has the right to acquire within 60 days after September 12, 2011 through the exercise of options, as to all of which Mr. Decker has sole voting and investment power.

(7)

The unit amounts listed include a total of 177,550 units of limited partner interest which all current directors and executive officers as a group have vested options to acquire within 60 days from September 12, 2011.

5% or Greater Unitholders

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Units

Q Funding III, L.P. 301 Commerce Street, Suite 3200 Fort Worth, TX 76102	10,021,418	(1)	18.1	%(1)

Neuberger Berman LLC 605 Third Avenue New York, NY 10158	7,311,405	(2)	13.2	%(2)

(1)

Based upon Schedule 13F filings by Q Funding III, L.P (“Q Funding”), Q4 Funding, L.P. (“Q4”) and Mr. Geoffrey Raynor on August 12, 2011. On these Schedules, as of June 30, 2011, Q Funding reported sole voting power over 3,683,325 units and Q4 reported sole voting power over 2,687,276 units. In addition, as of June 30, 2011, 3,650,817 units are held directly and indirectly through entities and trusts for the benefit of Mr. Geoffrey Raynor.

(2)

Based upon a Schedule 13F filing by Neuberger Berman LLC (“NB”) on August 12, 2011. On this Schedule 13F, as of June 30, 2011, NB reported sole voting power over 5,991,864 units, and beneficial ownership over 7,311,405 units.

UNITHOLDER PROPOSALS FOR THE 2012 ANNUAL MEETING

Any unitholder who intends to present a proposal at the 2012 annual meeting and who wishes to have the proposal included in the Company’s proxy statement and form of proxy for that meeting must deliver the proposal to the Company at its principal executive offices not later than February 4, 2012. Any unitholder who intends to present a proposal at the 2012 annual meeting other than for inclusion in the Company’s proxy statement and form of proxy must deliver the proposal to the Company at its executive offices not later than April 19, 2012 or such proposal will be untimely. If a unitholder fails to submit the proposal by April 19, 2012, the Company reserves the right to exercise discretionary voting authority.

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this report that are not historical in nature are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements as to our expectations, beliefs and strategies regarding the future. These forward-looking statements may involve risks and uncertainties that are difficult to predict, may be beyond our control and could cause actual results to differ materially from those described in such statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors, including those listed under Item 1A in the Company’s Form 10-K/A, could adversely affect our future financial performance and cause actual results to differ materially from our expectations.

HOUSEHOLDING OF SPECIAL MEETING MATERIALS

Some broker, bank and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Company’s proxy statement may have been sent to multiple unitholders in your household. The Company will promptly deliver a separate copy of the document to you if you write or call the Company at the following address or phone number: Cedar Fair, L.P., One Cedar Point Drive, Sandusky, Ohio 44870, telephone (419) 627-2233, Attention: Investor Relations. If you want to receive separate copies of the proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your broker, bank or other nominee record holder, or you may contact the Company at the above address and phone number.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC’s public reference room located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public at the SEC’s website at http://www.sec.gov. You also may obtain free copies of the documents the Company files with the SEC by going to the “Investor Relations” section of our website at http://www.cedarfair.com/ir/financial/SEC. Our website address is provided as an inactive textual reference only. The information provided on our website is not part of this proxy statement, and therefore is not incorporated by reference.

Electronic copies of the proxy material are available on the Company’s website at http://www.cedarfair.com/ir/proxy or from the SEC through the SEC’s website at the address provided above. Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of this proxy statement or other information concerning us, without charge, by written or telephonic request directed to our proxy solicitor,

Morrow & Co., LLC

470 West Avenue

Stamford, CT 06902

Please call: (203) 658-9400 or

Call toll free at: (800) 206-5879

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE YOUR UNITS AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED SEPTEMBER 13, 2011. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO UNITHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

PROXY VOTING INSTRUCTIONS

INTERNET - Access www.proxyvoting.com/FUN and follow the on-screen instructions. Have your proxy card available when you access the web page.

CEDAR FAIR, L.P. ONE CEDAR POINT DRIVE SANDUSKY, OH 44870	TELEPHONE - Call toll-free 1-877-291-2190 from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

MAIL - Date, sign and mail your proxy card in the postage-paid envelope provided as soon as possible.

You may enter your voting instructions at www.proxyvoting.com/FUN or 1-877-291-2190 up until 11:59 PM Eastern Standard Time the day before the special meeting date.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  ☐

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.        DETACH AND RETURN THIS PORTION ONLY

CEDAR FAIR, L.P.

The Board of Directors recommends a vote FOR Proposal 1 and Proposal 2.				For	Against	Abstain

1. To consider and vote upon a proposal to amend the Regulations of the General Partner (the “Regulations”) to amend and restate Section 14 of the Regulations in order to provide that the Company’s Fifth Amended and Restated Agreement of Limited Partnership (“Partnership Agreement”) may include a provision giving unitholders the right to nominate directors for election to the Board of Directors, which amendment is more fully described in the accompanying proxy statement.

				☐	☐	☐

2. To consider and vote upon a proposal to amend the Partnership Agreement to add a new subsection at the end of Section 6.2 of the Partnership Agreement that would establish certain procedures and information requirements pursuant to which unitholders can exercise the right to nominate directors for election to the Board of Directors, which amendment is more fully described in the accompanying proxy statement.

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This proxy, when properly executed, will be voted in the manner directed. If no direction is made, votes will be cast FOR each of Proposal 1 and Proposal 2. This proxy will confer discretionary authority on all other matters that may properly come before the Special Meeting for a vote and that were unknown to the Company a reasonable time before the solicitation.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN THE BOX]	Date	Signature (Joint Owners)	Date

CEDAR FAIR, L.P.

September 13, 2011

Dear Cedar Fair, L.P. Unitholder:

We will be holding a special meeting of limited partner unitholders of Cedar Fair, L.P., a Delaware limited partnership, on October 27, 2011 at 9:00 a.m. (Eastern Daylight Time) at Castaway Bay at 2001 Cleveland Road, Sandusky, Ohio 44870. The attached materials contain details regarding the business to be conducted at the special meeting.

Whether or not you plan to attend the special meeting, your vote is important and we encourage you to vote promptly. You may vote your units via a toll-free telephone number or over the Internet. If you received a paper copy of the proxy card by mail, you may sign, date and mail the proxy card in the envelope provided. Instructions regarding the three methods of voting are contained in the proxy materials and proxy card.

Sincerely,

RICHARD L. KINZEL
Chief Executive Officer

THE SPECIAL MEETING PROXY STATEMENT IS AVAILABLE AT

WWW.CEDARFAIR.COM/IR/PROXY.

CEDAR FAIR, L.P.

PROXY

SPECIAL MEETING OF LIMITED PARTNERS, OCTOBER 27, 2011

This Proxy is Solicited on Behalf of the Board of Directors of Cedar Fair, L.P.’s

General Partner, Cedar Fair Management, Inc.

The undersigned unitholder of Cedar Fair, L.P., a Delaware limited partnership, hereby acknowledges receipt of the proxy statement dated September 13, 2011, and hereby appoints Richard L. Kinzel and Matthew Ouimet and each of them jointly and severally, Proxies and attorneys-in-fact, with full power of substitution, to vote as designated on the reverse side, and with discretionary authority on all other matters that may properly come before the meeting for a vote and that were unknown to the Company a reasonable time before the solicitation, as more fully described in the proxy statement received by the undersigned unitholder, all of the units of Cedar Fair, L.P. held of record by the undersigned on September 12, 2011, at the special meeting of limited partners to be held on October 27, 2011, or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS OF THE GENERAL PARTNER RECOMMENDS A VOTE FOR PROPOSAL 1 AND PROPOSAL 2. THE LIMITED PARTNERSHIP UNITS REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO DIRECTION IS GIVEN IN THE SPACE PROVIDED ON THE REVERSE SIDE, VOTES WILL BE CAST FOR EACH OF PROPOSAL 1 AND PROPOSAL 2.

(Continued and to be signed on the reverse side)